Exhibit 32.1

CERTIFICATION

In connection with the Quarterly Report of Gener8Xion Entertainment, Inc (the “Company”) on Form 10-QSB/A for the period ending April 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Matthew Crouch, Chief Executive Officer of the Company, and Marilyn Beaubien certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 3, 2007

/s/ Matthew Crouch

Matthew Crouch
Chief Executive Officer

Date: October 3, 2007

/s/ Marilyn Beaubien

Marilyn Beaubien
Chief Financial Officer